OMB APPROVAL
OMB Number:	3235-0059
Expires:	January 31, 2008
Estimated average burden
hours per response	14.
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
BROWN SHOE COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒  No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SEC 1913 (04-05)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Investor Services
Computershare Investor Services, LLC.
525 Washington Boulevard
Jersey City New Jersey 07310
www.computershare.com

May 5, 2006

Re:	Brown Shoe Company, Inc. — Supplement to Proxy Statement
Dear Brown Shoe Shareholders:
You are receiving a Supplement to Proxy Statement for the Brown Shoe Company, Inc. 2006 Annual Meeting of Shareholders and another copy of a proxy card because of an inadvertent and clerical mistake made by Computershare Trust Company, N.A., transfer agent for Brown Shoe. This error took the form of an inaccurate number of shares of Brown Shoe common stock outstanding as of April 3, 2006, as reported by Computershare. We are embarrassed by our mistake, and we sincerely apologize to you for any confusion or inconvenience our mistake caused. If you already voted and do not wish to change your vote, you do not need to do anything. If you have not yet voted, or if you wish to change your vote, you may cast your vote by telephone or on the Internet, or complete, sign and return the enclosed proxy card in the postage-prepaid envelope, also enclosed. Again, on behalf of Computershare Trust Company, N.A., I apologize for our mistake and for any confusion that this Supplement creates.
Very truly yours,

Fred Meyers
Senior Relationship Manager
Worldwide
Argentina
Australia
Canada
Channel Islands
France
Germany
Hong Kong
India
Ireland
Italy
New Zealand
Philippines
Russia
Singapore
South Africa
Spain
Switzerland
United Arab Emirates
United Kingdom
United States

1

Brown Shoe Company, Inc. 8300 Maryland Avenue St. Louis, MO 63105-3693 www.brownshoe.com 314.854.4000

May 5, 2006
SUPPLEMENT TO PROXY STATEMENT
FOR THE BROWN SHOE COMPANY, INC.
2006 ANNUAL MEETING OF SHAREHOLDERS

This Supplement to Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors for the 2006 Annual Meeting of Shareholders to be held at our headquarters at 8300 Maryland Avenue, St. Louis, Missouri, in the Conference Center, on Thursday, May 25, 2006, at 11:00 a.m., St. Louis time. This Supplement and the enclosed form of proxy are being sent to shareholders on or about May 5, 2006.
This Supplement should be read in conjunction with our Proxy Statement previously sent to shareholders (www.brownshoe.com/proxy) since together they contain important information about us and the matters to be voted upon at the Annual Meeting of Shareholders. This Supplement is being sent to Shareholders to correct the number of shares of our common stock outstanding on April 3, 2006, which was misstated due to an inadvertent clerical mistake by our transfer agent, which has agreed to reimburse us for the out-of-pocket costs of preparing and distributing this Supplement to registered holders, and to correct the related percentage ownership information in the sections “Stock Ownership by Directors and Executive Officers” beginning on page 8 of the Proxy Statement and “Principal Holders of Our Stock” on page 32 of the Proxy Statement previously sent to shareholders. The Proxy Statement previously sent to shareholders is hereby supplemented as follows:
•	There were 28,345,434 shares of our common stock outstanding on April 3, 2006, including shares issued for the stock split, rather than 31,039,204 shares as disclosed in the Proxy Statement previously sent to shareholders.

•	As a result, Ronald A. Fromm’s beneficial ownership is 2.17% of the shares outstanding (rather than 1.99%) and the current directors and executive officers as a group’s beneficial ownership is 5.20% of the shares outstanding (rather than 4.76%).

•	Barclays Global Investors, N. A. and Barclays Global Fund Advisors’ beneficial ownership is 6.29% of the outstanding common stock, rather than 6.45% as reported on the holder’s Schedule 13G filed with the SEC and disclosed in the Proxy Statement previously sent to shareholders.

•	Brown Shoe Company, Inc. 401(k) Savings Plan’s beneficial ownership is 5.30% of the outstanding common stock, rather than 5.42% as reported on the holder’s Schedule 13G filed with the SEC and disclosed in the Proxy Statement previously sent to shareholders.

•	Dimensional Fund Advisors Inc.’s beneficial ownership is 5.64% of the outstanding common stock, rather than 5.78% as reported on the holder’s Schedule 13G filed with the SEC and disclosed in the Proxy Statement previously sent to shareholders.

•	NFJ Investment Group, L.P.’s beneficial ownership is 5.82% of the outstanding common stock, rather than 6.0% as reported on the holder’s Schedule 13G filed with the SEC and disclosed in the Proxy Statement previously sent to shareholders.
If you already voted and do not wish to change your vote, you do not need to do anything. If you have not yet voted, or if you wish to change your vote, please cast your vote by telephone or on the Internet, or complete, sign and return the enclosed proxy card in the postage-prepaid envelope, also enclosed. The prompt execution of your proxy will be greatly appreciated.

Michael I. Oberlander
Senior Vice President, General Counsel
and Corporate Secretary

2

+

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

000004
Least Address Line
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

C 1234567890	J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card 123456 C0123456789 12345
PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
This proxy, when properly executed, will be voted in the manner directed by the undersigned Shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3, as recommended by the Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

A	Election of Directors
1. ELECTION OF DIRECTORS
01 - Joseph L. Bower
02 - Carla C. Hendra
03 - Michael F. Neidorff

☐	To Vote FOR All Nominees	☐	To WITHHOLD Vote From All Nominees

☐	For All Except	-	To withhold a vote for a specific nominee, mark this box with an X and the appropriately numbered box from the list above.

01 - ☐	02 - ☐	03 - ☐

B	Proposals

	For	Against	Abstain

2. RATIFICATION OF INDEPENDENT ACCOUNTANTS	☐	☐	☐

3. APPROVAL OF INCENTIVE AND STOCK COMPENSATION PLAN OF 2002, AS AMENDED	☐	☐	☐

C	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
This Proxy Must be Signed Exactly as Name Appears Hereon.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY, USING THE ENCLOSED ENVELOPE. Executors, administrators, trustees, etc. should give full titles as such. Joint owners should each sign this proxy. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

☐ ☐ / ☐ ☐ / ☐ ☐ ☐ ☐

0 0 8 9 6 5 1	1 U P X	C O Y	+

001CD40001	00K2PG

Proxy — Brown Shoe Company, Inc.
This Proxy is Solicited on Behalf of the Board of Directors of the Company
for Annual Meeting of Shareholders to be held on May 25, 2006
The undersigned hereby constitutes and appoints Ronald A. Fromm, Andrew M. Rosen and Michael I. Oberlander, and each of them, his, her or its true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Brown Shoe Company, Inc., to be held in the Company’s Conference Center, at 8300 Maryland Avenue, St. Louis, Missouri, on Thursday, May 25, 2006, at 11:00 a.m., and at any adjournments thereof, and to vote all the shares of Common Stock of the Company standing on the books of the Company in the name of the undersigned as specified on the reverse side hereof and in their discretion on such other business as may properly come before the meeting.

Brown Shoe Company, Inc.
8300 Maryland Avenue, St. Louis, Missouri 63105-3693
May 5, 2006
Dear Shareholder:
The Annual Meeting of Shareholders of Brown Shoe Company, Inc. will be held on May 25, 2006, at 11:00 a.m., in the Brown Shoe Company, Inc. Conference Center, located at 8300 Maryland Avenue, St. Louis, Missouri.
It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the proxy form on the reverse side, and return it promptly in the envelope provided or vote electronically or by telephone as instructed below.

Internet and Telephone Voting Instructions
You can vote by Internet OR telephone! Available 24 hours a day 7 days a week!
Brown Shoe Company, Inc. encourages you to take advantage of the convenient ways by which you can vote your shares.
You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return the proxy card.
To vote using the Internet To vote using the Telephone (within U.S. and Canada)

• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE • Enter the information requested on your computer screen and follow the simple instructions.
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the simple instructions provided by the recorded message.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.
If you vote by Internet or the telephone, please DO NOT mail back this proxy card.
Proxies submitted by Internet or the telephone must be received by 1:00 a.m., Central Time, on May 25, 2006.
THANK YOU FOR VOTING